EX-99.23(h)(13)

                                    AMENDMENT
                                       TO
                            ADMINISTRATION AGREEMENT
                                     BETWEEN
                           JNL INVESTORS SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Administrator"), and JNL INVESTORS SERIES TRUST, a Massachusetts business trust ("Trust").

     WHEREAS, the Administrator and the Trust entered into an Administration Agreement dated as of December 3, 2007 ("Agreement"), whereby the Administrator agreed to provide certain administrative services to the investment portfolios ("Funds") of the JNL Investors Series Trust; and

     WHEREAS, pursuant to the Agreement, each Fund and the Administrator agreed to certain expenses assumed by each Fund and the Administrator as payment for certain services and expenses;

     WHEREAS, the parties wish to amend the Agreement in order to reflect the addition of the following six new funds to the Trust: 1) Jackson Perspective European 30 Fund; 2) Jackson Perspective Global Basics Fund; 3) Jackson Perspective Global Leaders Fund; 4) Jackson Perspective Pacific Rim 30 Fund; 5) Jackson Perspective Pan European Fund; and 6) Jackson Perspective Total Return Fund

     WHEREAS, the parties have agreed to amend section 20. "CHOICE OF LAW," of the Agreement to change the governing law venue from the State of Michigan to the State of Illinois.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement to replace the entire paragraph under the "CHOICE OF LAW" section as follows:

     20. CHOICE OF LAW

     This Agreement is made and to be principally performed in the State of Illinois, and except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Illinois.

The parties further agree to amend the Agreement as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated December 29, 2008, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated December 29, 2008, attached hereto.

This Amendment may be executed in two or more counterparts which together shall constitute one document.

     IN WITNESS WHEREOF, the Administrator and the Trust have caused this Amendment to be executed as of this 29th day of December, 2008.

JACKSON NATIONAL ASSET                       JNL INVESTORS SERIES TRUST
MANAGEMENT, LLC


By: _______________________________          By: _______________________________
Name:  Mark D. Nerud                         Name:  Susan S. Rhee
Title: President                             Title: Vice President, Counsel
                                                    & Secretary

                                   SCHEDULE A
                             DATED DECEMBER 29, 2008

------------------------------------------------------------------------ ---------------------------------------------
FUND                                                                     CLASS(ES)
------------------------------------------------------------------------ ---------------------------------------------
Jackson Perspective Asia ex-Japan Fund                                   Class A, Class C
------------------------------------------------------------------------ ---------------------------------------------
Jackson Perspective Asia Pacific ex-Japan Bond Fund                      Class A, Class C
------------------------------------------------------------------------ ---------------------------------------------
Jackson Perspective Asia ex-Japan Infrastructure Fund                    Class A, Class C
------------------------------------------------------------------------ ---------------------------------------------
Jackson Perspective Asian Pacific Real Estate Fund                       Class A, Class C
------------------------------------------------------------------------ ---------------------------------------------
Jackson Perspective China-India Fund                                     Class A, Class C
------------------------------------------------------------------------ ---------------------------------------------
Jackson Perspective Core Equity Fund                                     Class A, Class C
------------------------------------------------------------------------ ---------------------------------------------
Jackson Perspective Emerging Asia ex-Japan Fund                          Class A, Class C
------------------------------------------------------------------------ ---------------------------------------------
Jackson Perspective European 30 Fund                                     Class A, Class C
------------------------------------------------------------------------ ---------------------------------------------
Jackson Perspective 5 Fund                                               Class A, Class C
------------------------------------------------------------------------ ---------------------------------------------
Jackson Perspective Global Basics Fund                                   Class A, Class C
------------------------------------------------------------------------ ---------------------------------------------
Jackson Perspective Global Leaders Fund                                  Class A, Class C
------------------------------------------------------------------------ ---------------------------------------------
Jackson Perspective Index 5 Fund                                         Class A, Class C
------------------------------------------------------------------------ ---------------------------------------------
Jackson Perspective Japan Fund                                           Class A, Class C
------------------------------------------------------------------------ ---------------------------------------------
Jackson Perspective Large Cap Value Fund                                 Class A, Class C
------------------------------------------------------------------------ ---------------------------------------------
Jackson Perspective Mid Cap Value Fund                                   Class A, Class C
------------------------------------------------------------------------ ---------------------------------------------
Jackson Perspective Money Market Fund                                    Class A
------------------------------------------------------------------------ ---------------------------------------------
Jackson Perspective Optimized 5 Fund                                     Class A, Class C
------------------------------------------------------------------------ ---------------------------------------------
Jackson Perspective Pacific Rim 30 Fund                                  Class A, Class C
------------------------------------------------------------------------ ---------------------------------------------
Jackson Perspective Pan European Fund                                    Class A, Class C
------------------------------------------------------------------------ ---------------------------------------------
Jackson Perspective S&P 4 Fund                                           Class A, Class C
------------------------------------------------------------------------ ---------------------------------------------
Jackson Perspective Small Cap Value Fund                                 Class A, Class C
------------------------------------------------------------------------ ---------------------------------------------
Jackson Perspective 10 x 10 Fund                                         Class A, Class C
------------------------------------------------------------------------ ---------------------------------------------
Jackson Perspective Total Return Fund                                    Class A, Class C
------------------------------------------------------------------------ ---------------------------------------------
Jackson Perspective VIP Fund                                             Class A, Class C
------------------------------------------------------------------------ ---------------------------------------------
JNL Money Market Fund                                                    Institutional Class
------------------------------------------------------------------------ ---------------------------------------------

                                                    SCHEDULE B
                                              DATED DECEMBER 29, 2008

--------------------------------------------------------------------------------- ------------------------------------
FUNDS                                                                                               FEE
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Asia ex-Japan Fund (Class A)                                                  0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Asia ex-Japan Fund (Class C)                                                  0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Asia Pacific ex-Japan Bond Fund (Class A)                                     0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Asia Pacific ex-Japan Bond Fund (Class C)                                     0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Asia ex-Japan Infrastructure Fund (Class A)                                   0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Asia ex-Japan Infrastructure Fund (Class C)                                   0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Asian Pacific Real Estate Fund (Class A)                                      0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Asian Pacific Real Estate Fund (Class C)                                      0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective China-India Fund (Class A)                                                    0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective China-India Fund (Class C)                                                    0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Core Equity Fund (Class A)                                                    0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Core Equity Fund (Class C)                                                    0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Emerging Asia ex-Japan Fund (Class A)                                         0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Emerging Asia ex-Japan Fund (Class C)                                         0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective European 30 Fund (Class A)                                                    0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective European 30 Fund (Class C)                                                    0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective 5 Fund (Class A)                                                              0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective 5 Fund (Class C)                                                              0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Global Basics Fund (Class A)                                                  0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Global Basics Fund (Class C)                                                  0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Global Leaders Fund (Class A)                                                 0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Global Leaders Fund (Class C)                                                 0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Index 5 Fund (Class A)                                                        0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Index 5 Fund (Class C)                                                        0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Japan Fund (Class A)                                                          0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Japan Fund (Class C)                                                          0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Large Cap Value Fund (Class A)                                                0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Large Cap Value Fund (Class C)                                                0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Mid Cap Value Fund (Class A)                                                  0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Mid Cap Value Fund (Class C)                                                  0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Money Market Fund (Class A)                                                   0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Optimized 5 Fund (Class A)                                                    0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Optimized 5 Fund (Class C)                                                    0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Pacific Rim 30 Fund (Class A)                                                 0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Pacific Rim 30 Fund (Class C)                                                 0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Pan European Fund (Class A)                                                   0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Pan European Fund (Class C)                                                   0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective S&P 4 Fund (Class A)                                                          0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective S&P 4 Fund (Class C)                                                          0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Small Cap Value Fund (Class A)                                                0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Small Cap Value Fund (Class C)                                                0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective 10 x 10 Fund (Class A)                                                        0.00%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective 10 x 10 Fund (Class C)                                                        0.00%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Total Return Fund (Class A)                                                   0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective Total Return Fund (Class C)                                                   0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective VIP Fund (Class A)                                                            0.10%
--------------------------------------------------------------------------------- ------------------------------------
Jackson Perspective VIP Fund (Class C)                                                            0.10%
--------------------------------------------------------------------------------- ------------------------------------
JNL Money Market Fund (Institutional Class)                                                       0.00%
--------------------------------------------------------------------------------- ------------------------------------